Exhibit 99

Chemed Reports Fourth-Quarter 2017 Results

CINCINNATI--(BUSINESS WIRE)--February 14, 2018--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its fourth quarter ended December 31, 2017, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 6.2% to $428 million
  GAAP Diluted Earnings-per-Share of $3.25, an increase of 67.5%
  Adjusted Diluted EPS of $2.32, an increase of 10.5%

VITAS segment operating results:

  Net Patient Revenue of $292 million, an increase of 2.8%
  Average Daily Census (ADC) of 16,920, an increase of 4.7%
  Admissions of 16,575, an increase of 4.3%
  Net Income of $42.8 million, an increase of 62.2%
  Adjusted EBITDA of $47.5 million, an increase of 2.7%

Roto-Rooter segment operating results:

  Revenue of $136 million, an increase of 14.1%
  Net Income of $25.6 million, an increase of 87.0%
  Adjusted EBITDA of $31.1 million, an increase of 24.2%
  Adjusted EBITDA margin of 22.8%, an increase of 185 basis points

VITAS

Net revenue for VITAS was $292 million in the fourth quarter of 2017, which is an increase of 2.8%, when compared to the prior-year period. This revenue increase is comprised of a geographically weighted average Medicare reimbursement rate increase of approximately 0.8%, a 4.7% increase in average daily census, offset by Medicare Cap which reduced revenue 0.9% and acuity mix shift which negatively impacted revenue 1.7%, when compared to the prior-year period.

In the fourth quarter of 2017, VITAS had a 24.3/75.7 RHC Days-of-Care ratio and generated approximately $1.3 million in SIA revenue. This compares to a fourth-quarter 2016 RHC Days-of-Care ratio of 24.2/75.8 and SIA revenue of $1.2 million.

VITAS recorded $2.4 million in Medicare Cap billing limitations for two programs in the quarter, all of which are related to the 2018 Medicare Cap billing period.

At December 31, 2017, VITAS had 30 Medicare provider numbers, two of which have an estimated 2018 Medicare Cap billing limitation.

Of VITAS’ 30 unique Medicare provider numbers, 25 provider numbers have a Medicare Cap cushion of 10% or greater, three provider numbers have a cap cushion between 5% and 10% and two provider numbers have a Medicare Cap liability on a trailing twelve-month period.

Average revenue per patient per day in the quarter was $189.33, which is 1.0% below the prior-year period. Routine home care reimbursement and high acuity care averaged $163.50 and $713.35, respectively. During the quarter, high acuity days of care were 4.7% of total days of care, 58 basis points less than the prior-year quarter.

The fourth quarter of 2017 gross margin, excluding Medicare Cap, was 24.5%, which is a 41-basis point improvement when compared to the fourth quarter of 2016.

Selling, general and administrative expense was $22.6 million in the fourth quarter of 2017, which is a decrease of 3.2% compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $49.9 million in the quarter, an increase of 7.9%. Adjusted EBITDA margin, excluding Medicare Cap, was 16.9% in the quarter which is a 66 basis point improvement when compared to the prior-year period.

Roto-Rooter

Roto-Rooter’s plumbing and drain cleaning business generated sales of $136 million for the fourth quarter of 2017, an increase of $16.8 million, or 14.1%, over the prior-year quarter. Revenue from water restoration totaled $22.1 million, an increase of $8.4 million or, 61.7%, when compared to the prior-year quarter.

Roto-Rooter’s gross margin in the quarter was 49.3%, a 241 basis point improvement when compared to the fourth quarter of 2016. Adjusted EBITDA in the fourth quarter of 2017 totaled $31.1 million, an increase of 24.2%, and the Adjusted EBITDA margin was 22.8% in the quarter, 185 basis points higher than the prior year.

Chemed Consolidated

As of December 31, 2017, Chemed had total cash and cash equivalents of $11 million and debt of $101 million.

In June 2014, Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At December 31, 2017, the Company had approximately $288 million of undrawn borrowing capacity under this credit agreement.

The Company did not repurchase any shares of Chemed stock in the quarter. Chemed repurchased a total of 500,000 shares in 2017 for $95 million which equates to a cost per share of $189.28. As of December 31, 2017, there was $55.5 million of remaining share repurchase authorization under this plan.

Guidance for 2018

Revenue growth for VITAS in 2018, prior to Medicare Cap, is estimated to be in the range of 2.5% to 3.5%. Admissions and Average Daily Census in 2018 are estimated to expand approximately 3% to 4% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 15.4%. We are currently estimating $5.0 million for Medicare Cap billing limitations in the 2018 calendar year.

Roto-Rooter is forecasted to achieve full-year 2018 revenue growth of 4.0% to 5.0%. This revenue estimate is based upon increased job pricing of approximately 2% and continued growth in water restoration services. Adjusted EBITDA margin for 2018 is estimated at 22.3%.

Based upon the above, full-year 2018 adjusted earnings per diluted share, excluding non-cash expense for stock options, costs related to litigation, and other discrete items, is estimated to be in the range of $10.60 to $10.85. This compares to Chemed’s 2017 reported adjusted earnings per diluted share of $8.43. This 2018 guidance assumes an effective corporate tax rate of 25.7%.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Thursday, February 15, 2018, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (844) 743-2500 for U.S. and Canadian participants and +1 (661) 378-9533 for international participants. The participant passcode/Conference ID is 3768588. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (855) 859-2056 for U.S. and Canadian callers and +1 (404) 537-3406 for international callers and will be available for one week following the live call. The replay Conference ID is 3768588. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 16,500 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing, drain cleaning, and water restoration services through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or

10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2017	2016	2017	2016
Service revenues and sales	$428,357	$403,476	$1,666,724	$1,576,881
Cost of services provided and goods sold	291,493	279,083	1,150,532	1,115,431
Selling, general and administrative expenses (aa)	71,621	62,526	276,652	243,572
Depreciation	8,943	8,660	35,488	34,279
Amortization	26	85	137	359
Other operating expenses	(258)	-	90,880	4,491
Total costs and expenses	371,825	350,354	1,553,689	1,398,132
Income from operations	56,532	53,122	113,035	178,749
Interest expense	(1,108)	(884)	(4,272)	(3,715)
Other income--net (bb)	2,715	87	8,154	2,020
Income before income taxes	58,139	52,325	116,917	177,054
Income taxes	(3,587)	(20,136)	(18,740)	(68,311)
Net income	$54,552	$32,189	$98,177	$108,743

Earnings Per Share
Net income	$3.40	$1.99	$6.11	$6.64
Average number of shares outstanding	16,026	16,206	16,057	16,383

Diluted Earnings Per Share
Net income	$3.25	$1.94	$5.86	$6.48
Average number of shares outstanding	16,776	16,598	16,742	16,789

(aa) Selling, general and administrative ("SG&A") expenses comprise (in thousands):

	Three Months Ended December 31,		For the Years Ended December 31,
	2017	2016	2017	2016
SG&A expenses before long-term incentive
compensation, expenses related to the O.I.G.
investigation and the impact of market value
adjustments related to deferred compensation
plans	$66,821	$60,137	$258,034	$234,321
Market value adjustments related to
deferred compensation plans	2,811	205	8,430	2,061
Long-term incentive compensation	1,973	1,029	4,994	1,930
Expenses related to the O.I.G. investigation	16	1,155	5,194	5,260
Total SG&A expenses	$71,621	$62,526	$276,652	$243,572

(bb) Other income--net comprises (in thousands):
	Three Months Ended December 31,		For the Years Ended December 31,
	2017	2016	2017	2016
Market value adjustments related to
deferred compensation plans	$2,811	$205	$8,430	$2,061
Loss on disposal of property and equipment	(226)	(200)	(707)	(424)
Interest income	131	82	427	383
Other	(1)	-	4	-
Total other income--net	$2,715	$87	$8,154	$2,020

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(in thousands)(unaudited)

	December 31,
	2017	2016
Assets
Current assets
Cash and cash equivalents	$11,121	$15,310
Accounts receivable less allowances	113,651	132,021
Inventories	5,334	5,755
Prepaid income taxes	29,848	3,709
Prepaid expenses	16,092	13,105
Total current assets	176,046	169,900
Investments of deferred compensation plans held in trust	62,067	54,389
Properties and equipment, at cost less accumulated depreciation	143,034	121,302
Identifiable intangible assets less accumulated amortization	54,865	55,065
Goodwill	476,887	472,366
Other assets	7,127	7,037
Total Assets	$920,026	$880,059

Liabilities
Current liabilities
Accounts payable	$48,372	$39,586
Current portion of long-term debt	10,000	8,750
Accrued insurance	46,968	47,960
Accrued compensation	62,933	53,979
Accrued legal	1,786	1,805
Other current liabilities	23,463	19,752
Total current liabilities	193,522	171,832
Deferred income taxes	16,640	14,291
Long-term debt	91,200	100,000
Deferred compensation liabilities	61,800	54,288
Other liabilities	16,510	15,549
Total Liabilities	379,672	355,960

Stockholders' Equity
Capital stock	34,732	34,270
Paid-in capital	695,797	639,703
Retained earnings	1,038,955	958,149
Treasury stock, at cost	(1,231,332)	(1,110,536)
Deferred compensation payable in Company stock	2,202	2,513
Total Stockholders' Equity	540,354	524,099
Total Liabilities and Stockholders' Equity	$920,026	$880,059

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)(unaudited)

	For the Years Ended December 31,
	2017	2016
Cash Flows from Operating Activities
Net income	$98,177	$108,743
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	35,625	34,638
Provision for uncollectible accounts receivable	17,306	16,319
Stock option expense	10,485	8,330
Loss on sale of transportation equipment	5,266	-
Noncash long-term incentive compensation	3,774	1,301
Provision/(benefit) for deferred income taxes	2,407	(6,707)
Amortization of restricted stock awards	1,231	1,855
Noncash directors' compensation	766	541
Amortization of debt issuance costs	516	519
Noncash early retirement expense	-	1,747
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
(Increase)/decrease in accounts receivable	1,072	(42,142)
Decrease in inventories	421	559
Increase in prepaid expenses	(2,987)	(253)
Increase in accounts payable and
other current liabilities	12,890	891
(Decrease)/increase in income taxes	(26,104)	13,886
Increase in other assets	(8,330)	(5,224)
Increase in other liabilities	8,561	7,105
Excess tax benefit on share-based compensation	-	(7,195)
Other sources	1,419	480
Net cash provided by operating activities	162,495	135,393
Cash Flows from Investing Activities
Capital expenditures	(64,300)	(39,772)
Business combinations, net of cash acquired	(4,725)	-
Other sources/(uses)	1,417	(90)
Net cash used by investing activities	(67,608)	(39,862)
Cash Flows from Financing Activities
Proceeds from revolving line of credit	261,650	184,550
Payments on revolving line of credit	(260,450)	(159,550)
Purchases of treasury stock	(94,640)	(102,313)
Proceeds from exercise of stock options	27,092	8,421
Dividends paid	(17,371)	(16,439)
Capital stock surrendered to pay taxes on stock-based compensation	(14,223)	(8,772)
Payments on other long-term debt	(8,750)	(7,500)
Decrease in cash overdrafts payable	6,700	(736)
Excess tax benefit on share-based compensation	-	7,195
Other sources	916	196
Net cash used by financing activities	(99,076)	(94,948)
(Decrease)/Increase in Cash and Cash Equivalents	(4,189)	583
Cash and cash equivalents at beginning of year	15,310	14,727
Cash and cash equivalents at end of period	$11,121	$15,310

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017 AND 2016
(in thousands)(unaudited)
				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Service revenues and sales (a)	$292,283	$136,074	$-	$428,357
Cost of services provided and goods sold	222,497	68,996	-	291,493
Selling, general and administrative expenses (a)	22,607	35,330	13,684	71,621
Depreciation	4,568	4,344	31	8,943
Amortization	-	26	-	26
Other operating expenses (a)	(5,524)	-	5,266	(258)
Total costs and expenses	244,148	108,696	18,981	371,825
Income/(loss) from operations	48,135	27,378	(18,981)	56,532
Interest expense	(27)	(65)	(1,016)	(1,108)
Intercompany interest income/(expense)	3,177	1,562	(4,739)	-
Other income/(expense)—net	(31)	(64)	2,810	2,715
Income/(loss) before income taxes	51,254	28,811	(21,926)	58,139
Income taxes (a)	(8,406)	(3,228)	8,047	(3,587)
Net income/(loss)	$42,848	$25,583	$(13,879)	$54,552

2016
Service revenues and sales (b)	$284,186	$119,290	$-	$403,476
Cost of services provided and goods sold	215,722	63,361	-	279,083
Selling, general and administrative expenses (b)	23,354	30,922	8,250	62,526
Depreciation	4,690	3,838	132	8,660
Amortization	14	71	-	85
Total costs and expenses	243,780	98,192	8,382	350,354
Income/(loss) from operations	40,406	21,098	(8,382)	53,122
Interest expense	(35)	(68)	(781)	(884)
Intercompany interest income/(expense)	2,130	981	(3,111)	-
Other income/(expense)—net	(57)	(60)	204	87
Income/(loss) before income taxes	42,444	21,951	(12,070)	52,325
Income taxes (b)	(16,023)	(8,272)	4,159	(20,136)
Net income/(loss)	$26,421	$13,679	$(7,911)	$32,189

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Service revenues and sales (a)	$1,148,260	$518,464	$-	$1,666,724
Cost of services provided and goods sold	886,062	264,470	-	1,150,532
Selling, general and administrative expenses (a)	95,215	136,248	45,189	276,652
Depreciation	18,616	16,667	205	35,488
Amortization	14	123	-	137
Other operating expenses (a)	85,614	-	5,266	90,880
Total costs and expenses	1,085,521	417,508	50,660	1,553,689
Income/(loss) from operations	62,739	100,956	(50,660)	113,035
Interest expense	(188)	(323)	(3,761)	(4,272)
Intercompany interest income/(expense)	11,656	5,596	(17,252)	-
Other income/(expense)—net	(126)	(148)	8,428	8,154
Income/(loss) before income taxes	74,081	106,081	(63,245)	116,917
Income taxes (a)	(16,436)	(32,782)	30,478	(18,740)
Net income/(loss)	$57,645	$73,299	$(32,767)	$98,177

2016
Service revenues and sales (b)	$1,123,317	$453,564	$-	$1,576,881
Cost of services provided and goods sold	878,092	237,339	-	1,115,431
Selling, general and administrative expenses (b)	92,550	118,812	32,210	243,572
Depreciation	19,035	14,698	546	34,279
Amortization	55	304	-	359
Other operating expenses (b)	4,491	-	-	4,491
Total costs and expenses	994,223	371,153	32,756	1,398,132
Income/(loss) from operations	129,094	82,411	(32,756)	178,749
Interest expense	(211)	(332)	(3,172)	(3,715)
Intercompany interest income/(expense)	7,969	3,595	(11,564)	-
Other income/(expense)—net	19	(62)	2,063	2,020
Income/(loss) before income taxes	136,871	85,612	(45,429)	177,054
Income taxes (b)	(51,910)	(32,719)	16,318	(68,311)
Net income/(loss)	$84,961	$52,893	$(29,111)	$108,743

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE THREE MONTHS ENDED DECEMBER 31, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Net income/(loss)	$42,848	$25,583	$(13,879)	$54,552
Add/(deduct):
Interest expense	27	65	1,016	1,108
Income taxes	8,406	3,228	(8,047)	3,587
Depreciation	4,568	4,344	31	8,943
Amortization	-	26	-	26
EBITDA	55,849	33,246	(20,879)	68,216
Add/(deduct):
Intercompany interest expense/(income)	(3,177)	(1,562)	4,739	-
Interest income	(121)	(10)	-	(131)
Litigation settlement	(5,524)	-	-	(5,524)
Loss on sale of transportation equipment	-	-	5,266	5,266
Medicare cap sequestration adjustment	342	-	-	342
Expenses related to OIG investigation	16	-	-	16
Amortization of stock awards	71	66	160	297
Advertising cost adjustment (c)	-	(664)	-	(664)
Stock option expense	-	-	2,747	2,747
Long-term incentive compensation	-	-	1,973	1,973
Adjusted EBITDA	$47,456	$31,076	$(5,994)	$72,538

2016
Net income/(loss)	$26,421	$13,679	$(7,911)	$32,189
Add/(deduct):
Interest expense	35	68	781	884
Income taxes	16,023	8,272	(4,159)	20,136
Depreciation	4,690	3,838	132	8,660
Amortization	14	71	-	85
EBITDA	47,183	25,928	(11,157)	61,954
Add/(deduct):
Intercompany interest expense/(income)	(2,130)	(981)	3,111	-
Interest income	(69)	(13)	-	(82)
Expenses related to OIG investigation	1,155	-	-	1,155
Amortization of stock awards	86	76	279	441
Advertising cost adjustment (c)	-	20	-	20
Litigation settlement costs	-	1	-	1
Stock option expense	-	-	2,071	2,071
Long-term incentive compensation	-	-	1,029	1,029
Adjusted EBITDA	$46,225	$25,031	$(4,667)	$66,589

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARIES OF EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2017
Net income/(loss)	$57,645	$73,299	$(32,767)	$98,177
Add/(deduct):
Interest expense	188	323	3,761	4,272
Income taxes	16,436	32,782	(30,478)	18,740
Depreciation	18,616	16,667	205	35,488
Amortization	14	123	-	137
EBITDA	92,899	123,194	(59,279)	156,814
Add/(deduct):
Intercompany interest expense/(income)	(11,656)	(5,596)	17,252	-
Interest income	(388)	(39)	-	(427)
Litigation settlement	84,476	213	-	84,689
Medicare cap sequestration adjustment	447	-	-	447
Loss on sale of transportation equipment	-	-	5,266	5,266
Program closure expenses	1,138	-	-	1,138
Expenses related to OIG investigation	5,194	-	-	5,194
Amortization of stock awards	291	269	670	1,230
Advertising cost adjustment (c)	-	(1,371)	-	(1,371)
Stock option expense	-	-	10,485	10,485
Long-term incentive compensation	-	-	4,994	4,994
Adjusted EBITDA	$172,401	$116,670	$(20,612)	$268,459

2016
Net income/(loss)	$84,961	$52,893	$(29,111)	$108,743
Add/(deduct):
Interest expense	211	332	3,172	3,715
Income taxes	51,910	32,719	(16,318)	68,311
Depreciation	19,035	14,698	546	34,279
Amortization	55	304	-	359
EBITDA	156,172	100,946	(41,711)	215,407
Add/(deduct):
Intercompany interest expense/(income)	(7,969)	(3,595)	11,564	-
Interest income	(325)	(58)	-	(383)
Early retirement expenses	4,491	-	-	4,491
Expenses related to OIG investigation	5,260	-	-	5,260
Amortization of stock awards	387	307	1,161	1,855
Medicare cap sequestration adjustment	228	-	-	228
Advertising cost adjustment (c)	-	(1,333)	-	(1,333)
Net expenses related to litigation settlements	1,149	45	-	1,194
Long-term incentive compensation	-	-	1,930	1,930
Stock option expense	-	-	8,330	8,330
Adjusted EBITDA	$159,393	$96,312	$(18,726)	$236,979

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
	2017	2016	2017	2016
Net income as reported	$54,552	$32,189	$98,177	$108,743

Add/(deduct) after-tax cost of:
Excess tax benefits on stock compensation	(10,811)	-	(18,932)	-
Impact of tax reform	(8,302)	-	(8,302)	-
Litigation settlement	(3,425)	-	52,504	-
Loss on sale of transportation equipment	3,314	-	3,314	-
Stock option expense	2,000	1,308	6,892	5,266
Long-term incentive compensation	1,332	651	3,243	1,221
Expenses of OIG investigation	9	713	3,207	3,248
Program closure expenses	-	-	675	-
Expenses related to litigation settlements	-	1	-	28
Medicare cap sequestration adjustments	211	-	276	141
Early retirement expenses	-	-	-	2,840
Adjusted net income	$38,880	$34,862	$141,054	$121,487

Diluted Earnings Per Share As Reported
Net income	$3.25	$1.94	$5.86	$6.48
Average number of shares outstanding	16,776	16,598	16,742	16,789

Adjusted Diluted Earnings Per Share
Adjusted net income	$2.32	$2.10	$8.43	$7.24
Average number of shares outstanding	16,776	16,598	16,742	16,789

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended December 31,		For the Years Ended December 31,
OPERATING STATISTICS	2017	2016	2017	2016
Net revenue ($000) (d)
Homecare	$242,554	$228,463	$935,913	$887,940
Inpatient	22,033	23,724	90,472	97,580
Continuous care	30,131	31,999	124,557	138,025
Total before Medicare cap allowance	$294,718	$284,186	$1,150,942	$1,123,545
Medicare cap allowance	(2,435)	-	(2,682)	(228)
Total	$292,283	$284,186	$1,148,260	$1,123,317
Net revenue as a percent of total before Medicare cap allowance
Homecare	82.3%	80.4%	81.2%	78.9%
Inpatient	7.5	8.3	7.9	8.7
Continuous care	10.2	11.3	10.9	12.4
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	(0.8)	-	(0.2)	-
Total	99.2%	100.0%	99.8%	100.0%
Average daily census ("ADC") (days)
Homecare	12,861	12,241	12,549	12,040
Nursing home	3,265	3,065	3,177	3,037
Routine homecare	16,126	15,306	15,726	15,077
Inpatient	342	383	354	400
Continuous care	452	471	470	515
Total	16,920	16,160	16,550	15,992

Total Admissions	16,575	15,889	66,449	65,094
Total Discharges	16,553	16,282	65,637	64,689
Average length of stay (days)	91.4	91.4	88.8	86.7
Median length of stay (days)	16.0	16.0	16.0	16.0
ADC by major diagnosis
Cerebro	36.1%	33.4%	35.5%	32.7%
Neurological	18.5	20.3	19.2	21.1
Cardio	16.4	16.9	16.5	17.1
Cancer	14.1	15.4	14.6	15.3
Respiratory	8.0	7.8	7.9	7.8
Other	6.9	6.2	6.3	6.0
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	22.3%	21.6%	22.0%	21.0%
Neurological	10.7	11.3	10.6	11.0
Cancer	30.0	32.2	30.6	31.8
Cardio	14.9	16.0	15.0	15.4
Respiratory	10.7	10.8	10.8	10.2
Other	11.4	8.1	11.0	10.6
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (e)
Routine homecare	53.9%	53.1%	52.6%	52.1%
Inpatient	8.5	1.2	5.4	2.3
Continuous care	16.8	15.8	16.9	14.2
Homecare margin drivers (dollars per patient day)
Labor costs	$55.65	$56.11	$56.80	$56.41
Combined drug, home medical equipment and
medical supplies cost	14.30	14.99	14.65	15.66
Inpatient margin drivers (dollars per patient day)
Labor costs	$355.96	$363.06	$366.41	$350.56
Continuous care margin drivers (dollars per patient day)
Labor costs	$583.45	$602.30	$584.49	$607.52
Bad debt expense as a percent of revenues	1.1%	1.2%	1.1%	1.2%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	33.7	36.5	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	25.0	32.6	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2017 AND 2016
(unaudited)

(a)	Included in the results of operations for 2017 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		For the Three Months Ended December 31, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(342)	$-	$-	$(342)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(16)	-	-	(16)
	Stock option expense	-	-	(2,747)	(2,747)
	Long-term incentive compensation	-	-	(1,973)	(1,973)
	Other operating expenses:
	Litigation settlements	5,524	-	-	5,524
	Loss on sale of transportation equipment	-	-	(5,266)	(5,266)
	Pretax impact on earnings	5,166	-	(9,986)	(4,820)
	Impact of tax reform	11,057	7,761	(10,516)	8,302
	Excess tax benefits on stock compensation	-	-	10,811	10,811
	Income tax benefit on the above	(1,961)	-	3,340	1,379
	After-tax impact on earnings	$14,262	$7,761	$(6,351)	$15,672

		For the Year Ended December 31, 2017
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(447)	$-	$-	$(447)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(5,194)	-	-	(5,194)
	Stock option expense	-	-	(10,485)	(10,485)
	Long-term incentive compensation	-	-	(4,994)	(4,994)
	Other operating expenses:
	Litigation settlements	(84,476)	(213)	-	(84,689)
	Loss on sale of transportation equipment	-	-	(5,266)	(5,266)
	Program closure expenses	(1,138)	-	-	(1,138)
	Pretax impact on earnings	(91,255)	(213)	(20,745)	(112,213)
	Impact of tax reform	11,057	7,761	(10,516)	8,302
	Excess tax benefits on stock compensation	-	-	18,932	18,932
	Income tax benefit on the above	34,722	84	7,296	42,102
	After-tax impact on earnings	$(45,476)	$7,632	$(5,033)	$(42,877)

(b)	Included in the results of operations for 2016 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		For the Three Months Ended December 31, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,155)	$-	$-	$(1,155)
	Expenses related to litigation settlements	-	(1)	-	(1)
	Stock option expense	-	-	(2,071)	(2,071)
	Long-term incentive compensation	-	-	(1,029)	(1,029)
	Pretax impact on earnings	(1,155)	(1)	(3,100)	(4,256)
	Income tax benefit on the above	442	-	1,141	1,583
	After-tax impact on earnings	$(713)	$(1)	$(1,959)	$(2,673)

		For the Year Ended December 31, 2016
		VITAS	Roto-Rooter	Corporate	Consolidated
	Service revenues and sales:
	Medicare cap sequestration adjustment	$(228)	$-	$-	$(228)
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	(5,260)	-	-	(5,260)
	Expenses related to litigation settlements	-	(45)	-	(45)
	Stock option expense	-	-	(8,330)	(8,330)
	Long-term incentive compensation	-	-	(1,930)	(1,930)
	Other operating expenses:
	Early retirement expenses	(4,491)	-	-	(4,491)
	Pretax impact on earnings	(9,979)	(45)	(10,260)	(20,284)
	Income tax benefit on the above	3,750	17	3,773	7,540
	After-tax impact on earnings	$(6,229)	$(28)	$(6,487)	$(12,744)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the fourth quarters of 2017 and 2016, GAAP advertising expense for Roto-Rooter totaled $8,145,000 and $7,323,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the fourth quarters of 2017 and 2016 would total $8,809,000 and $7,303,000, respectively.

Similarly, for the years ended December 31, 2017 and 2016, GAAP advertising expense for Roto-Rooter totaled $31,042,000 and $26,717,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the years ended December 31, 2017 and 2016 would total $32,413,000 and $28,050,000, respectively.

(d)

VITAS has 11 large (greater than 450 ADC), 16 medium (greater than 200 but less than 450 ADC) and 17 small (less than 200 ADC) hospice programs. Of VITAS' 30 unique Medicare provider numbers, 23 provider numbers have a Medicare cap cushion of 10%, five provider numbers have Medicare cap cushion between 3% and 5% and two provider numbers have a Medicare cap liability for the current cap year.

(e)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513- 762-6901